Exhibit 99.1

CENTURY ALUMINUM COMPANY ANNOUNCES PROPOSED CONCURRENT PRIVATE OFFERINGS OF SENIOR SECURED NOTES AND CONVERTIBLE SENIOR NOTES

CHICAGO, IL–April 5, 2021—Century Aluminum Company (NASDAQ: CENX) (“Century”) announced today a proposed private offering of $250 million aggregate principal amount of senior secured notes due April 2028 (the “Secured Notes”), subject to market and other conditions (the “Secured Notes Offering”). In addition, Century announced a concurrent proposed private offering of $75 million aggregate principal amount of convertible senior notes due May 2028 (the “Convertible Notes”), subject to market and other conditions (the “Convertible Notes Offering”), and intends to grant to initial purchasers of the Convertible Notes the option to purchase up to an additional $11.25 million aggregate principal amount of the Convertible Notes within a 13-day period beginning on, and including, the date on which the Convertible Notes are first issued.

Century also announced today that it commenced a cash tender offer (the “Tender Offer”) for any and all of its $250 million outstanding principal amount of 12.0% Senior Secured Notes due 2025 (the “Existing Notes”). Century intends to use all the net proceeds from the Secured Notes Offering and a portion of the net proceeds from the Convertible Notes Offering to repay all the Existing Notes pursuant to the Tender Offer and the redemption of any Existing Notes not acquired in the Tender Offer. Century intends to use the remaining net proceeds from the Convertible Notes Offering, together with cash on hand, to repay borrowings under Century’s credit facilities, to pay for the cost of capped call transactions described below and to pay fees and expenses relating to these transactions.

The interest rate and other terms of the Secured Notes and the interest rate, initial conversion rate and other terms of the Convertible Notes will be determined at the pricing of the Secured Notes Offering and the Convertible Notes Offering, as applicable.

The Secured Notes will be offered and sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act, and the Convertible Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Secured Notes and the Convertible Notes have not been, and Century common stock, if any, issuable upon conversion of the Convertible Notes will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

With respect to the Convertible Notes Offering, holders of the Convertible Notes will have the right to convert their Convertible Notes in certain circumstances and during specified periods. Century may settle conversions by paying or delivering, as applicable, cash, shares of Century’s common stock or a combination of cash and shares of Century’s common stock, at Century’s election. In addition, Century may redeem the Convertible Notes in certain circumstances and during specified periods.

In connection with the pricing of the Convertible Notes, Century expects to enter into capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Century’s common stock upon any conversion of Convertible Notes and/or offset any cash payments Century may be required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Convertible Notes, Century expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates expect to purchase shares of Century’s common stock and/or enter into various derivative transactions with respect to Century’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of Century’s common stock or the Convertible Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Century’s common stock and/or purchasing or selling Century’s common stock or other securities of Century in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 20 trading day period beginning on the 21st scheduled trading day prior to the maturity date of the Convertible Notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or a decrease in the market price of Century’s common stock or the Convertible Notes, which could affect the ability of noteholders to convert the Convertible Notes and, to the extent the activity occurs during any observation period related to a conversion of Convertible Notes, it could affect the amount and value of the consideration that a noteholder will receive upon conversion of its Convertible Notes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Secured Notes or the Convertible Notes nor shall there be any sale of Secured Notes or Convertible Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Exhibit 99.1

This press release contains information about pending or anticipated transactions, and there can be no assurance that these transactions will be completed. Neither the Secured Notes Offering nor the Convertible Notes Offering is conditioned upon the completion of the other, so it is possible that the Secured Notes Offering occurs and the Convertible Notes Offering does not occur, and vice versa.

About Century Aluminum Company

Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.

Cautionary Statement Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, without limitation, statements with respect to Century’s intention to complete the offering of the Secured Notes, the Convertible Notes, the Tender Offer and the redemption of any Existing Notes not tendered in the Tender Offer. Forward-looking statements are statements about future events and are based on our current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved, and we do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances.

Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company